                                                                      EXHIBIT 24

                         LONE STAR TECHNOLOGIES, INC.

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of Lone Star Technologies, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint John P. Harbin and James T. Dougherty, and each of them, the true and lawful attorneys and agents of the undersigned, each with full power and authority (acting alone and without the others) to execute and deliver for filing with the Securities and Exchange Commission, in the name and on behalf of the undersigned as such director and/or officer, a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Common Stock, $1 par value, of the Corporation issued pursuant to its Lone Star Technologies, Inc. 1985 Long Term Incentive Plan, which shares are to be offered from time to time to the directors and employees of the Corporation and employees of its subsidiaries.

     The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.


Dated this 8th day of November, 1995.


                                                      /s/ Charles L. Blackburn
                                                   -----------------------------
                                                          Charles L. Blackburn

                         LONE STAR TECHNOLOGIES, INC.

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of Lone Star Technologies, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint John P. Harbin and James T. Dougherty, and each of them, the true and lawful attorneys and agents of the undersigned, each with full power and authority (acting alone and without the others) to execute and deliver for filing with the Securities and Exchange Commission, in the name and on behalf of the undersigned as such director and/or officer, a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Common Stock, $1 par value, of the Corporation issued pursuant to its Lone Star Technologies, Inc. 1985 Long Term Incentive Plan, which shares are to be offered from time to time to the directors and employees of the Corporation and employees of its subsidiaries.

     The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.


Dated this 16th day of November, 1995.


                                                            /s/ Dean P. Guerin
                                                          ----------------------
                                                                Dean P. Guerin

                         LONE STAR TECHNOLOGIES, INC.

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of Lone Star Technologies, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint John P. Harbin and James T. Dougherty, and each of them, the true and lawful attorneys and agents of the undersigned, each with full power and authority (acting alone and without the others) to execute and deliver for filing with the Securities and Exchange Commission, in the name and on behalf of the undersigned as such director and/or officer, a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Common Stock, $1 par value, of the Corporation issued pursuant to its Lone Star Technologies, Inc. 1985 Long Term Incentive Plan, which shares are to be offered from time to time to the directors and employees of the Corporation and employees of its subsidiaries.

     The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.


Dated this 14th day of November, 1995.


                                                    /s/ Frederick B. Hegi, Jr.
                                                  ------------------------------
                                                        Frederick B. Hegi, Jr.

                         LONE STAR TECHNOLOGIES, INC.

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of Lone Star Technologies, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint John P. Harbin and James T. Dougherty, and each of them, the true and lawful attorneys and agents of the undersigned, each with full power and authority (acting alone and without the others) to execute and deliver for filing with the Securities and Exchange Commission, in the name and on behalf of the undersigned as such director and/or officer, a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Common Stock, $1 par value, of the Corporation issued pursuant to its Lone Star Technologies, Inc. 1985 Long Term Incentive Plan, which shares are to be offered from time to time to the directors and employees of the Corporation and employees of its subsidiaries.

     The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.


Dated this 14th day of December, 1995.


                                                         /s/ William C. McCord
                                                       -------------------------
                                                             William C. McCord

                         LONE STAR TECHNOLOGIES, INC.

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of Lone Star Technologies, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint John P. Harbin and James T. Dougherty, and each of them, the true and lawful attorneys and agents of the undersigned, each with full power and authority (acting alone and without the others) to execute and deliver for filing with the Securities and Exchange Commission, in the name and on behalf of the undersigned as such director and/or officer, a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Common Stock, $1 par value, of the Corporation issued pursuant to its Lone Star Technologies, Inc. 1985 Long Term Incentive Plan, which shares are to be offered from time to time to the directors and employees of the Corporation and employees of its subsidiaries.

     The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.


Dated this 4th day of December, 1995.


                                                        /s/ James E. McCormick
                                                      --------------------------
                                                            James E. McCormick

                         LONE STAR TECHNOLOGIES, INC.

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of Lone Star Technologies, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint John P. Harbin and James T. Dougherty, and each of them, the true and lawful attorneys and agents of the undersigned, each with full power and authority (acting alone and without the others) to execute and deliver for filing with the Securities and Exchange Commission, in the name and on behalf of the undersigned as such director and/or officer, a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of 1,200,000 shares of Common Stock, $1 par value, of the Corporation issued pursuant to its Lone Star Technologies, Inc. 1985 Long Term Incentive Plan, which shares are to be offered from time to time to the directors and employees of the Corporation and employees of its subsidiaries.

     The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.


Dated this 4th day of December, 1995.


                                                         /s/ T. M. Mercer, Jr.
                                                       -------------------------
                                                         Thomas M. Mercer, Jr.